UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015

ASURE SOFTWARE, INC.
(Exact name of registrant as specified in charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

110 Wild Basin Road, Suite 100, Austin, Texas 78746
(Address of principal executive offices)

512-437-2700
(Registrant’s telephone number, including area code)

N/A
(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 12, 2015, Asure Software, Inc. (the “Company”) issued a press release announcing its financial results for its second quarter ended June 30, 2015. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 of this Current Report (including the press release furnished as an exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of the Registrant dated August 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: August 12, 2015                                                  By       /s/ Brad Wolfe
    Brad Wolfe, Chief Financial Officer